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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 16, 1996



                    NUTRITION FOR LIFE INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)



                                     Texas
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                (State or other jurisdiction of incorporation)



                 0-26362                            76-0416176
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       (Commission File Number)    (IRS Employer Identification Number)



                   9101 Jameel, Suite 180, Houston, TX 77040
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             (Address of principal executive offices)  (Zip code)



       Registrant's telephone number, including area code (713) 460-1976
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   ___________________________________________________________________
                (Former address, if changed since last report)
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                    NUTRITION FOR LIFE INTERNATIONAL, INC.

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events
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        On July 16, 1996, Nutrition For Life International, Inc.(the "Company")
entered into an Assurance of Voluntary Compliance (the "AVC") with the Attorney General of the State of Illinois (the "Attorney General"). In April, 1996 the Attorney General filed suit against the Trudeau Marketing Group, Inc., Kevin Trudeau, and Jules Lieb, People v. Trudeau (the "Civil Suit"). The Company was
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not named as a defendant in the Civil Suit and it is noted in the Assurance of
Voluntary Compliance that no allegations of wrongdoing have been made against the Company. The allegations in the Civil Suit concerned the practices of certain independent distributors in the sale of the Company's products and in the recruiting of the Company's independent distributors.

        Although the Company was not a party to the Civil Suit, the Company's management viewed the Civil Suit as an opportunity to discuss the Company's marketing program and to resolve confusion surrounding the program. The AVC preserves two of the most popular options for the Company's distributors: the Order Assurance Program ("OAP") and the ability of a new distributor to become an executive distributor the day that he or she enrolls by generating at least $1,000 in sales volume and by joining the OAP and Master Developer Series. Under the AVC, the Company will maintain its same executive level qualifications, but, to aid clarification, it will no longer use the "instant executive" designation.

        Among other things, the Company has agreed in the AVC to: (a) create an official explanation of the Company's marketing and compensation plan and to prohibit distributors from creating their own explanations of how the marketing and compensation plan works; (b) make clear that there are no mandatory purchases of product; (c) create a World Wide Web site with information on the Company and its distribution system and update it periodically, including a distributor information bulletin which will provide executive distributors' earnings disclosures; (d) publicize the Company's long-standing repurchase policy; (e) make clear that an executive distributor cannot earn bonuses or commissions unless they are engaged in the sale of product at retail, including procedures to verify retail sales; (f) take additional steps to encourage executive distributors to redeem OAP certificates for product so that executive distributors are not merely collecting OAP certificates in order to earn commissions, with limits as to the number of OAP certificates; (g) take further steps to train executive distributors who are meeting hosts to stress compliance with the Company's policies and procedures, including an emphasis that recruiting and sales literature which is not approved by the Company

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may not be distributed at recruiting meetings and that the official Company marketing compensation plan explanation must be reviewed before a person becomes a distributor; and (h) monitor meetings and sanction distributors who violate the Company's policies and procedures. The Company also contributed $115,000 to the Illinois Fund for Consumer Enforcement and Education.

        The foregoing is a summary only of the AVC, the full text of which has been filed as an exhibit to this Report. Statements made in this Report as to the contents of the AVC are not necessarily complete, and each such statement is qualified in its entirety by reference to the AVC.

        The Company has entered into substantially similar agreements with the states of Michigan, Missouri, New Jersey, Hawaii, Idaho, Kentucky and Pennsylvania. In connection with those agreements the Company made aggregate contributions of $60,000. The Company expects to enter into agreements with other states in the future.

        The Company has been informed that Mr. Trudeau signed a consent decree resolving the pending lawsuit with the Attorney General and entered into a settlement agreement with the Illinois Secretary of State resolving an earlier cease and desist order. The Company was also informed that Mr. Lieb entered into an Assurance of Voluntary Compliance.

Item 7. Financial Statements and Exhibits
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        (c)  Exhibits

             A. Assurance of Voluntary Compliance for the State of Illinois, dated July 16, 1996



                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NUTRITION FOR LIFE INTERNATIONAL, INC.



Dated:  July 30, 1996                     By: /s/ DAVID P. BERTRAND
                                             -----------------------------
                                          David P. Bertrand, President

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